Virtus Investment Partners C/O State Street Bank & Trust Co	Toll Free 800-243-1574 Virtus.com
PO Box 8301
Boston MA 02266-8301

February 1, 2010

Dear Shareholder:

The Board of Trustees of Virtus Equity Trust (“Equity Trust”) has approved the reorganization of Virtus Capital Growth Fund (“Capital Growth”) into Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Equity Trust. Strategic Growth’s investment objective is substantially identical and its investment strategies are substantially similar to those of Capital Growth. The reorganization is expected to be completed on or about January 29, 2009. Once the reorganization is completed, you will become a shareholder of Strategic Growth and will receive shares of the corresponding class of Strategic Growth with an aggregate net asset value equal to the aggregate net asset value of your investment in Capital Growth. No sales charge will be imposed in connection with the reorganization. Virtus Investment Advisers, Inc., or one of its affiliates, will pay all costs of the reorganization.

The Board of Trustees of Equity Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund with a more consistent management style. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Capital Growth and its shareholders.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, and Friday until 5:00 p.m.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Mutual Funds distributed by VP Distributors, Inc.

ACQUISITION OF ASSETS OF

VIRTUS CAPITAL GROWTH FUND

a series of

Virtus Equity Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS STRATEGIC GROWTH FUND

another series of

Virtus Equity Trust

PROSPECTUS/INFORMATION STATEMENT

DATED JANUARY 21, 2010

This Prospectus/Information Statement is being furnished in connection with the reorganization of Virtus Capital Growth Fund (“Capital Growth”), a series of Virtus Equity Trust (the “Trust”), into the Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust. This Prospectus/Information Statement is being mailed on or about February 2, 2010.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

GENERAL

The Board of Trustees of the Trust has approved the reorganization of Capital Growth into Strategic Growth. Capital Growth and Strategic Growth are sometimes referred to respectively in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of Capital Growth will be acquired by Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of Capital Growth (the “Reorganization”). Class A, Class B and Class C shares of Strategic Growth will be distributed to each shareholder in liquidation of Capital Growth, and Capital Growth will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Strategic Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Capital Growth.

Capital Growth and Strategic Growth are separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of Capital Growth is substantially identical to that of Strategic Growth, as follows:

Fund	Investment Objective

Capital Growth	Long-term capital appreciation.

Strategic Growth	Long-term capital growth.

The investment strategies for Capital Growth are substantially similar to those for Strategic Growth. However, there are some differences. Under normal circumstances, Capital Growth invests at least 80% of its assets in common stocks of companies that have market capitalizations within the range of companies included in the Russell 1000® Growth Index, while Strategic Growth normally invest at least 65% of its assets in such companies. With regard to their investment process, Capital Growth applies quantitative analytics combined with a fundamental overlay, while Strategic Growth uses a bottom-up, fundamental approach.

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for both Funds. Harris Investment Management, Inc. serves as the investment subadviser for Capital Growth, while SCM Advisors, LLC (“SCM”) serves as the investment subadviser for Strategic Growth.

This Prospectus/Information Statement explains concisely the information about Strategic Growth that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Capital Growth:	How to Obtain this Information:

Prospectus of the Trust relating to Capital Growth, dated June 22, 2009, as supplemented

Statement of Additional Information of the Trust relating to Capital Growth, dated June 22, 2009, as supplemented

Annual Report of the Trust relating to Capital Growth for the year ended March 31, 2009

Semi-Annual Report of the Trust relating to Capital Growth for the period ended September 30, 2009

Copies are available upon request and without charge if you:

•       Visit www.virtus.com on the
internet; or

•       Write to VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about Strategic Growth:	How to Obtain this Information:

Prospectus of the Trust relating to Strategic Growth, dated June 22, 2009, as supplemented, which accompanies this Prospectus/Information Statement

Statement of Additional Information of the Trust relating to Strategic Growth, dated June 22, 2009, as supplemented

Annual Report of the Trust relating to Strategic Growth for the year ended March 31, 2009

Semi-Annual Report of the Trust relating to Strategic Growth for the period ended September 30, 2009

Copies are available upon request and without charge if you:

•       Visit www.virtus.com on the internet;

or

•       Write to VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated January 21, 2010, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information contained in the Prospectus of Capital Growth dated June 22, 2009 (SEC File No. 811-00945) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Strategic Growth contained in the Prospectus of the Trust dated June 22, 2009 (SEC File No. 811-00945) also is incorporated by reference in this document. The Statement of Additional Information dated January 21, 2010, relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to Capital Growth and Strategic Growth for the year ended March 31, 2009 and the six months ended September 30, 2009, and pro forma financial statements of the Trust relating to Strategic Growth for the 12-month period ended September 30, 2009, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Strategic Growth:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE

REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS

IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization occurring?

The proposed Reorganization will allow shareholders of Capital Growth to own a fund that is substantially similar in style, but has a greater amount of assets. Strategic Growth has a substantially identical investment objective, and its performance for the year-to-date and three- and five-year periods ended September 30, 2009 has slightly exceeded that of Capital Growth for similar periods. The Board has received assurance that management will continue to monitor the performance of Strategic Growth on an ongoing basis after the Reorganization. Total fund operating expenses for the combined Funds are expected not to be higher than Capital Growth’s current total operating expenses on a pro-forma basis. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Strategic Growth as assets grow, which will benefit shareholders of Capital Growth.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Capital Growth to Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth;

•	the assumption by Strategic Growth of all of the liabilities of Capital Growth;

•	the liquidation of Capital Growth by the distribution of Class A, Class B and Class C shares of Strategic Growth to Capital Growth’s shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about January 29, 2010.

After the Reorganization, what shares of Strategic Growth will I own?

If you own Class A, Class B or Class C shares of Capital Growth, you will own Class A, Class B or Class C shares, respectively, of Strategic Growth. The new shares you receive will have the same total value as your shares of Capital Growth, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of Capital Growth into Strategic Growth, operating efficiencies may be achieved by Strategic Growth because it will have a greater level of assets. As of September 30, 2009, Capital Growth’s net assets were approximately $259.4 million and Strategic Growth’s net assets were approximately $154.7 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses as of the period ended September 30, 2009 for Class A, Class B and Class C shares of Capital Growth are 1.48%, 2.23% and 2.23%, respectively, while current total gross operating expenses for the Class A, Class B and Class C shares of Strategic Growth are 1.51%, 2.26% and 2.28%, respectively; however, as a result of the Reorganization, Strategic Growth’s expenses are expected to be reduced to 1.48%, 2.23% and 2.23% for the Class A, Class B and Class C shares, respectively, on a pro forma basis.

After the Reorganization, the value of your shares will depend on the performance of Strategic Growth rather than that of Capital Growth. The Board of Trustees of the Trust believes that the Reorganization will benefit both Capital Growth and Strategic Growth. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by VIA or one of its affiliates.

Like Capital Growth, Strategic Growth will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B and Class C shares of Strategic Growth or distributed in cash, in accordance with your election.

The Trustees of the Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of both Funds and their respective shareholders, and that their interests will not be diluted as a result of the Reorganization.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B and Class C shares, as applicable, of Strategic Growth in the same manner as you did for your shares of Capital Growth before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The investment objective of Capital Growth is substantially identical to Strategic Growth. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees, without shareholder approval. In addition, no shareholder approval of the Reorganization is required where, as here, the investment objective of an acquired fund (Capital Growth) is not materially different from the investment objective of an acquiring fund (Strategic Growth). The investment strategies of the Funds are also substantially similar.

The following tables summarize a comparison of Capital Growth and Strategic Growth with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statement of Additional Information relating to the Funds.

Capital Growth

Investment Objective	Long-term capital appreciation.

Principal Investment Strategies

Normally invests at least 80% of its assets in common stocks that, at the time of initial purchase, have market capitalizations similar to the range of companies included in the Russell 1000® Growth Index. Because the capitalization range is defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of December 31, 2009, the market capitalization range of companies included in the Russell 1000® Growth Index was $262.6 million to $322.7 billion.

The Subadviser’s approach to equity management is process driven, applying quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the Subadviser focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

Strategic Growth

Investment Objective	Long-term capital growth.

Principal Investment Strategies

Normally invests at least 65% of assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. The Fund may also invest in stocks of small and medium capitalization companies. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Fund may invest may vary with market conditions. As of December 31, 2009, the market capitalization range of companies included in the Russell 1000® Growth Index was $262.6 million to $322.7 billion.

The Subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that the Subadviser believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

Seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

The principal risks of the Funds are similar as well. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statement of Additional Information of the Funds.

During periods of adverse market conditions, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. government, high quality commercial paper, certificates of deposit, bankers acceptances, bank interest bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Fund may not achieve its investment objective.

Because Capital Growth and Strategic Growth have substantially identical investment objectives and substantially similar investment strategies, it is not anticipated that the securities held by Capital Growth will be sold in significant amounts in order to comply with the policies and investment practices of Strategic Growth in connection with the Reorganization. If any such sales occur after the Reorganization, the transaction costs will be borne by Strategic Growth. Such costs are ultimately borne by the Fund’s shareholders, including the former shareholders of Capital Growth.

How do the Funds’ fees and expenses compare?

Capital Growth offers three classes of shares (Class A, Class B and Class C). Strategic Growth offers four classes of shares (Class A, Class B, Class C and Class I). Strategic Growth’s Class I shares are not part of this Reorganization and are not discussed in this document; however, you may refer to Strategic Growth’s Prospectus and Statement of Additional Information for more information on its Class I shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class C shares of each of the Funds. The columns entitled “Strategic Growth (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A, Class B and Class C shares of Capital Growth and Strategic Growth, set forth in the following tables and in the examples are based on the expenses for the 12-month periods ended

September 30, 2009. The amounts for Class A, Class B and Class C shares of Strategic Growth (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Strategic Growth would have been for the 12-month period ended September 30, 2009, assuming the Reorganization had taken place on October 1, 2008.

Shareholder Fees (fees paid directly from your investment)

	Capital Growth Class A		Strategic Growth Class A		Strategic Growth (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(1)	None	(1)	None	(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Capital Growth Class A	Strategic Growth Class A	Strategic Growth (Pro Forma) Class A
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(4)	0.25%	0.25%	0.25%
Other Expenses	0.53%	0.56%	0.53%
Total Annual Fund Operating Expenses	1.48%	1.51%	1.48%

Shareholder Fees (fees paid directly from your investment)

	Capital Growth Class B		Strategic Growth Class B		Strategic Growth (Pro Forma) Class B
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	5.00	%(2)	5.00	%(2)	5.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Capital Growth Class B	Strategic Growth Class B	Strategic Growth (Pro Forma) Class B
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(4)	1.00%	1.00%	1.00%
Other Expenses	0.53%	0.56%	0.53%
Total Annual Fund Operating Expenses	2.23%	2.26%	2.23%

Shareholder Fees (fees paid directly from your investment)

	Capital Growth Class C		Strategic Growth Class C		Strategic Growth (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Capital Growth Class C	Strategic Growth Class C	Strategic Growth (Pro Forma) Class C
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(4)	1.00%	1.00%	1.00%
Other Expenses	0.53%	0.56%	0.53%
Total Annual Fund Operating Expenses	2.23%	2.26%	2.23%

(1)	A contingent deferred sales charge of 1% may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. The 18 month period begins on the last day of the month preceding the month in which the purchase was made.
(2)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. For purposes of calculating the time period held, Class B Shares are considered purchased on the last day of the previous month.
(3)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only. For purposes of calculating the time period held, Class C Shares are considered purchased on the trade date.
(4)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

The tables below show examples that are intended to help you compare the cost of investing in the Funds and Strategic Growth Pro Forma, assuming the Reorganization takes place. The examples assume that you invest $10,000 in the Funds for the one-, three-, five- and ten-year periods as indicated. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Capital Growth	$717	$1,015	$1,335	$2,238
Strategic Growth	$720	$1,025	$1,351	$2,273
Strategic Growth (Pro Forma)	$717	$1,016	$1,336	$2,242

	Class B
	One Year	Three Years	Five Years	Ten Years
Capital Growth	$626	$897	$1,195	$2,375
Strategic Growth	$629	$906	$1,210	$2,406
Strategic Growth (Pro Forma)	$626	$897	$1,195	$2,376

	Class C
	One Year	Three Years	Five Years	Ten Years
Capital Growth	$326	$697	$1,195	$2,565
Strategic Growth	$329	$706	$1,210	$2,595
Strategic Growth (Pro Forma)	$326	$697	$1,195	$2,565

You would pay the following expenses if you did not redeem your shares:

	Class B
	One Year	Three Years	Five Years	Ten Years
Capital Growth	$226	$697	$1,195	$2,375
Strategic Growth	$229	$706	$1,210	$2,406
Strategic Growth (Pro Forma)	$226	$697	$1,195	$3,375

	Class C
	One Year	Three Years	Five Years	Ten Years
Capital Growth	$226	$697	$1,195	$2,565
Strategic Growth	$229	$706	$1,210	$2,595
Strategic Growth (Pro Forma)	$226	$697	$1,195	$2,565

Portfolio Turnover

The Funds pays transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Capital Growth’s portfolio turnover rate was 92% of the average value of its portfolio, while Strategic Growth’s portfolio turnover rate was 91% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the Class A shares of Capital Growth and Strategic Growth have performed in the past.

Capital Growth, a series of the Trust (“Capital Successor Fund”), is the successor of the Phoenix Capital Growth Fund, a series of Phoenix Series Fund (“Capital Predecessor Fund”), resulting from a reorganization of the Capital Predecessor Fund with and into the Capital Successor Fund on March 10, 2008. The Capital Predecessor Fund and the Capital Successor Fund had identical investment objectives and strategies. The Capital Successor Fund has adopted the past performance of the Capital Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Capital Predecessor Fund prior to Capital Growth’s commencement date.

Strategic Growth, a series of the Trust (“Strategic Successor Fund”), is the successor of the Phoenix Strategic Growth Fund, a series of Phoenix Strategic Equity Series Fund (“Strategic Predecessor Fund”), resulting from a reorganization of the Strategic Predecessor Fund with and into the Strategic Successor Fund on March 10, 2008. The Strategic Predecessor Fund and the Strategic Successor Fund had identical investment objectives and strategies. The Strategic Successor Fund has adopted the past performance of the Strategic Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Strategic Predecessor Fund prior to Strategic Growth’s commencement date. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss in each full calendar year for the Class A shares of Capital Growth and of Strategic Growth.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Capital Growth – Class A

High Quarter: 4th —2001	+19.55%
Low Quarter: 3rd —2001	-29.53%

Strategic Growth – Class A

Best Quarter: 4th —2001	+21.50%
Worst Quarter: 3rd—2001	-31.55%

The next set of tables lists the average annual total return by class of Capital Growth and Strategic Growth for the past one, five and ten years (through December 31, 2009). The after-tax returns shown are for Class A shares of Capital Growth and Strategic Growth; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the periods ended 12/31/2009)(1)

Capital Growth	1 Year Ended 12/31/09	5 Years Ended 12/31/09	10 Years Ended 12/31/09	Since Inception (Class C)
Class A shares
Return Before Taxes	26.04%	-3.03%	-7.74%	—
Return After Taxes on Distributions(2)	26.04%	-3.03%	-7.87%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	16.92%	-2.55%	-6.14%	—
Class B shares				—
Return Before Taxes	28.72%	-2.60%	-7.89%	—
Class C shares				11/21/2006
Return Before Taxes	32.77%	—	—	-5.60%
S&P 500® Index	26.46%	0.42%	-0.96%	-1.85%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%	-5.03%

Strategic Growth	1 Year Ended 12/31/09	5 Years Ended 12/31/09	10 Years Ended 12/31/09	Since Inception Class I
Class A shares
Return Before Taxes	29.32%	-3.94%	-7.09%	—
Return After Taxes on Distributions(2)	29.32%	-3.94%	-7.71%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	19.06%	-3.30%	-5.85%	—
Class B shares				—
Return Before Taxes	32.43%	-3.50%	-7.23%	—
Class C shares				—
Return Before Taxes	36.43%	-3.52%	-7.23%	—
Class I shares				9/29/2006
Return Before Taxes	37.86%	—	—	-3.56%
S&P 500® Index	26.46%	0.42%	-0.95%	-3.29%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%	-0.01%

(1)	Each Fund’s average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class B and Class C shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for Class A shares; after-tax returns for Class B and Class C shares will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested. These indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Strategic Growth is also contained in management’s discussion of Strategic Growth’s performance, which appears in the most recent Annual Report of the Trust relating to Strategic Growth.

Who will be the Adviser of my Fund after the Reorganization? What will the advisory fees be after the Reorganization?

Management of the Funds

The overall management of Capital Growth and Strategic Growth is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

VIA (the “Adviser”) is the investment adviser for Strategic Growth and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients, with assets under management of approximately $12.5 billion as of September 30, 2009.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Subadviser

SCM (the “Subadviser”) is the investment subadviser to Strategic Growth. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.

Facts about the Subadviser:

•	The Subadviser is an affiliate of VIA, and has been an investment adviser since 1989.

•	The Subadviser is located at 909 Montgomery Street, San Francisco, CA 94133.

•	The Subadviser had approximately $3.1 billion in assets under management as of September 30, 2009.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Douglas Couden, CFA, manages Strategic Growth and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Couden has served on the Fund’s portfolio management team since 2005. Mr. Couden is a Senior Portfolio Manager and Director of Equity at SCM. Mr. Couden has 15 years of investment experience.

Please refer to the Statement of Additional Information of the Trust for additional information about Strategic Growth’s portfolio management, including the structure of and method of computing compensation, other accounts managed and ownership of shares of Strategic Growth.

Advisory Fees

For its management and supervision of the daily business affairs of Strategic Growth, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Strategic Growth’s net assets at the following annual rates:

First $1 billion	0.70%
$1+ billion through $2 billion	0.65%
Over $2 billion	0.60%

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Strategic Growth. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee calculated at a rate equal to 50% of the net investment management fee paid by the Fund to the Adviser.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Capital Growth and Strategic Growth each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by Capital Growth or its shareholders as a result of receiving shares of Strategic Growth in connection with the Reorganization. The aggregate tax basis and holding period of the shares of Strategic Growth that are received by the shareholders of Capital Growth will be the same as the aggregate tax basis and holding period of the shares of Capital Growth previously held by such shareholders, provided that such shares of Capital Growth are held as capital assets. In addition, no gain or loss will be recognized by Strategic Growth upon the receipt of the assets of Capital Growth in exchange for shares of Strategic Growth and the assumption by Strategic Growth of Capital Growth’s liabilities, and the holding period and tax basis of the assets of Capital Growth in the hands of Strategic Growth as a result of the Reorganization will be the same as in the hands of Capital Growth immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the substantially identical investment objectives and the substantially similar investment styles of the Funds. The risks of Strategic Growth are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following descriptions highlight the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Equity Securities Risk, Growth Stocks Risk, Large Company Risk and Small and Medium Company Risk.

•

Equity Securities Risk—Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Growth Stocks Risk—Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Company Risk—The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and Medium Company Risk—Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Both Funds have substantially identical investment objectives. The proposed Reorganization will allow shareholders of Capital Growth to own a fund that is substantially similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Strategic Growth, which will benefit shareholders of Capital Growth.

At a Board meeting held on November 18-19, 2009, the Board of Trustees of the Trust, on behalf of Capital Growth, considered and unanimously approved the Reorganization. They determined that the Reorganization was in the best interests of Capital Growth and its shareholders, and that the interests of the existing shareholders of Capital Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Board of Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Board of Trustees noted that Strategic Growth has a substantially identical investment objective as Capital Growth and its performance for the year-to-date and the three- and five-year periods ended September 30, 2009 slightly outperformed that of Capital Growth for similar periods. However, the Board of Trustees received assurances from the Adviser that it would continue to monitor Strategic Growth’s performance after the Reorganization. In addition, it is expected that the expenses for the combined Funds will not be higher than Capital Growth’s current total operating expenses on a pro-forma basis.

The Board of Trustees considered the relative asset size of each Fund. As of September 30, 2009, Capital Growth’s assets were approximately $259.4 million and Strategic Growth’s assets were approximately $154.7 million.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that Capital Growth and Strategic Growth have substantially identical investment objectives and substantially similar principal investment strategies;

•	the fact that the Adviser or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

•	the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Strategic Growth will assume all of the liabilities of Capital Growth;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of Capital Growth, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board of Trustees of the Trust met with counsel for the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board of Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Capital Growth and its shareholders. Consequently, they unanimously approved the Plan.

The Board of Trustees of the Trust has also unanimously approved the Plan on behalf of Strategic Growth.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of Capital Growth will be acquired by Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth and the assumption by Strategic Growth of all of the liabilities of Capital Growth on or about January 29, 2010, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Capital Growth will endeavor to discharge all of its known liabilities and obligations. Capital Growth will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Capital Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional shares of each class of Strategic Growth to be received by the shareholders of Capital Growth will be determined by multiplying the respective outstanding class of shares of Capital Growth by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Capital Growth by the net asset value per share of the respective class of shares of Strategic Growth. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

VP Distributors, Inc., (“VP Distributors”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Strategic Growth, with Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Strategic Growth, Capital Growth will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Strategic Growth received by Capital Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Capital Growth’s shareholders on Strategic Growth’s share records with its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Strategic Growth due to

Capital Growth’s shareholders. All issued and outstanding shares of Capital Growth will be canceled. The shares of Strategic Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Capital Growth will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either Fund if the Reorganization has not occurred on or before May 28, 2010 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

If the Reorganization is not consummated, VIA or one of its affiliates will pay the expenses incurred by the Funds in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Capital Growth, Strategic Growth or their shareholders.

If the Reorganization is not consummated, the Board of Trustees of the Trust will consider other possible courses of action which may be in the best interests of Capital Growth shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, Capital Growth and Strategic Growth will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that Capital Growth and Strategic Growth each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result:

1.	No gain or loss will be recognized by Strategic Growth upon the receipt of the assets of Capital Growth solely in exchange for the shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of Capital Growth;

2.	No gain or loss will be recognized by Capital Growth on the transfer of its assets to Strategic Growth in exchange for Strategic Growth’s shares and the assumption by Strategic Growth of the liabilities of Capital Growth or upon the distribution of Strategic Growth’s shares to Capital Growth’s shareholders in exchange for their shares of Capital Growth;

3.	No gain or loss will be recognized by Capital Growth’s shareholders upon the exchange of their shares of Capital Growth for shares of Strategic Growth in liquidation of Capital Growth;

4.	The aggregate tax basis of the shares of Strategic Growth received by each shareholder of Capital Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Capital Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Strategic Growth received by each shareholder of Capital Growth will include the period during which the shares of Capital Growth exchanged therefor were held by such shareholder (provided that the shares of Capital Growth are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Capital Growth acquired by Strategic Growth will be the same as the tax basis of such assets to Capital Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Strategic Growth will include the period during which the assets were held by Capital Growth.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, Capital Growth would recognize gain or loss on the transfer of its assets to Strategic Growth and each shareholder of Capital Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Capital Growth shares and the fair market value of the shares of Strategic Growth it received.

Strategic Growth’s utilization after the Reorganization of any pre-Reorganization capital loss carryovers realized by Capital Growth to offset income or gain realized by Strategic Growth could be subject to limitation. Shareholders of Capital Growth should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro-forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2009, and the capitalization of Strategic Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.64 Class A shares, 1.66 Class B shares and 1.81 Class C shares of Strategic Growth for each Class A, Class B and Class C share, respectively, of Capital Growth.

Capitalization of Capital Growth, Strategic Growth and

Strategic Growth (Pro Forma)

	Capital Growth	Strategic Growth	Adjustments		Strategic Growth Pro-forma (After Reorganization)
Net Assets (in 000’s)

Class A	$253,268	$140,802	—		$394,070

Class B	$4,316	$4,255	—		$8,571

Class C	$1,803	$5,597	—		$7,400

Class I	—	$4,022	—		$4,022
Total Net Assets	$259,387	$154,676			$414,063
Net Asset Value Per Share

Class A	$12.52	$7.66	—		$7.66

Class B	$11.23	$6.76	—		$6.76

Class C	$12.26	$6.77	—		$6.77
Class I	—	$7.72	—		$7.72
Shares Outstanding (in 000’s)

Class A	20,224	18,393	12,840		51,457

Class B	384	630	254		1,268

Class C	147	827	119		1,093

Class I	—	521	—		521
Total Shares Outstanding	20,755	20,371	13,213	(a)	54,339

(a)	Reflects change in shares outstanding due to an increase of Class A, Class B and Class C shares of Strategic Growth in exchange for Class A, Class B and Class C shares, respectively, of Capital Growth based on the net asset value of Strategic Growth’s Class A, Class B and Class C shares, respectively, at September 30, 2009.

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, an affiliate of Virtus Investment Partners, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Capital Growth is authorized to issue three classes of shares: Class A, Class B and Class C. Strategic Growth currently offers Class A, Class B, Class C and Class I shares. Strategic Growth’s Class I shares are not part of this Reorganization and are not discussed in this document; however, you may refer to Strategic Growth’s Prospectus and Statement of Additional Information for more information on its Class I shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Capital Growth owning Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Strategic Growth. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within 18 months of purchase. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares are also subject to an ongoing distribution and/or services fee at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.

Class B shares are sold with a contingent deferred sales charge (“CDSC”) which ranges from 5.00% to 2.00% if shares are redeemed within 5 years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Capital Growth. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Capital Growth. Class B shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B shares. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Capital Growth will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Capital Growth were originally purchased. Please note that, as of December 1, 2009, Class B shares of the Funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through certain qualifying transactions, as described in each Fund’s Prospectus. Shareholders who currently own Class B shares may continue to hold such shares until they convert to Class A shares under the existing conversion schedule, as described in each Fund’s Prospectus. All other Class B share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, shareholder service fees, and conversion features remain unchanged.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Capital Growth. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Capital Growth. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Capital Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Strategic Growth.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to sixty days prior written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Virtus Mutual Funds offering them.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Strategic Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, provided that each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Capital Growth and Strategic Growth are series of the Trust, which has operated as a diversified open-end management investment company registered with the SEC under the 1940 Act since May 1960. The Trust was originally incorporated in New York in 1956, and on January 13, 1992, was reorganized as a Massachusetts business trust. It was reorganized as a Delaware statutory trust in October 2000. The Trust is governed by its Declaration of Trust and By-Laws, as amended, its Board of Trustees, and applicable Delaware and federal law.

The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of Capital Growth and Strategic Growth and 12 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of Capital Growth are offered in three classes (Class A, Class B and Class C) while Strategic Growth offers Class A, Class B, Class C and Class I shares. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of Capital Growth and Strategic Growth, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust, and Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware and federal law, as applicable, directly for more complete information.

Shareholder Information

As of January 20, 2010, the total number of shares of Capital Growth outstanding was as follows:

Number of Shares
Class A	20,178,588
Class B	347,232
Class C	146,076

Total	20,671,896

As of January 20, 2010, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Capital Growth.

As of January 20, 2010, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Growth.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Capital Growth and Strategic Growth as of January 20, 2010, were as follows:

Strategic Growth

Name and Address	Class	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
MLPF&S for the sole benefit of its customers	A	1,842,539	9.5%	3.5%
Attn: Fund Administration 4800 Deer Lake Drive E, 3rd floor Jacksonville, FL 32246

Capital Growth

As of January 20, 2010, there were no beneficial owners or record owners of more than 5% of the shares of Capital Growth.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to Capital Growth, for the year ended as of March 31, 2009, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Trust relating to Strategic Growth, for the year ended as of March 31, 2009, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Reports of the Trust relating to Capital Growth and Strategic Growth for the six month period ended September 30, 2009 have also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Strategic Growth will be passed upon by Kevin J. Carr, Esq., Vice President, Chief Legal Officer, Counsel, and Secretary of the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

January 21, 2010

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 18th day of November, 2009, by and between Virtus Equity Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Virtus Strategic Growth Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus Capital Growth Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 VP Distributors, Inc. (“VPD”) shall make all computations of value, in its capacity as administrator for the Trust.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be January 29, 2010, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct PFPC Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct VPD in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2009 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since September 30, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The unaudited financial statements of the Acquiring Fund at September 30, 2009 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since September 30, 2009 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of McDermott Will & Emery LLP (“Tax Counsel”), addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Tax Counsel shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Trust, on behalf of both the Acquired Fund and the Acquiring Fund, represents and warrants both that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne Virtus Investment Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Virtus Investment Advisers, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before May 28, 2010 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the conditions set forth in paragraphs 9.1 and 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the recipient in care of VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in the Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in the Trust Instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

VIRTUS EQUITY TRUST, on behalf of its series Virtus Strategic Growth Fund

By:	/s/ W. Patrick Bradley
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

VIRTUS EQUITY TRUST, on behalf of its series Virtus Capital Growth Fund

By:	/s/ W. Patrick Bradley
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

Agreed and accepted as to paragraph 10.3 only:

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Kevin J. Carr
By:	Kevin J. Carr
Title:	Vice President and Clerk

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS CAPITAL GROWTH FUND

a series of

VIRTUS EQUITY TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS STRATEGIC GROWTH FUND

another series of

VIRTUS EQUITY TRUST

This Statement of Additional Information, dated January 21, 2010, relating specifically to the proposed transfer of the assets and liabilities of Virtus Capital Growth Fund (“Capital Growth”), a series of Virtus Equity Trust (the “Trust”) to Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust, in exchange for Class A, Class B and Class C shares of beneficial interest, no par value, of Strategic Growth (to be issued to holders of shares of Capital Growth), consists of the information set forth below pertaining to Capital Growth and Strategic Growth and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to Capital Growth and Strategic Growth, dated June 22, 2009, as supplemented September 28, 2009;

(2)	Annual Reports of the Trust relating to Capital Growth and Strategic Growth for the year ended March 31, 2009;

(3)	Semiannual Reports of the Trust relating to Capital Growth and Strategic Growth for the six months ended September 30, 2009; and

(4)	Pro Forma Financial Statements dated as of September 30, 2009 (attached hereto).

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Capital Growth and Strategic Growth dated January 21, 2010. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

Virtus Equity Trust

Pro Forma Combining Financial Statements (Unaudited)

September 30, 2009

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Virtus Capital Growth Fund (“Capital Growth”), a series of Virtus Equity Trust (the “Trust”), in exchange for shares of Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Strategic Growth, and the results of operations of Strategic Growth for pre-combination periods will not be restated.

All of the securities held by Capital Growth comply with the compliance guidelines and investment restrictions of Strategic Growth.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of Capital Growth and Strategic Growth as of September 30, 2009.

The pro forma unaudited statement of operations reflects the results of operations of each of the funds for the year ended September 30, 2009, as though the reorganization occurred as of the beginning of the preceding twelve month period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Capital Growth and Strategic Growth, which are incorporated by reference in the Statement of Additional Information.

Virtus Strategic Growth Fund/Virtus Capital Growth Fund

Pro Forma Combining Schedule of Investments

September 30, 2009 (Unaudited)

$ Reported in 000’s

Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
Shares	Shares	Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 99.5%
			Consumer Discretionary - 9.5%
—	36,950	36,950	Aeropostale, Inc.(2)	$—	$1,606	$1,606
16,890	39,400	56,290	Amazon.com, Inc.(2)	1,577	3,678	5,255
142,010	—	142,010	American Eagle Outfitters, Inc.	2,394	—	2,394
—	24,200	24,200	Apollo Group, Inc. Class A(2)	—	1,783	1,783
—	15,600	15,600	Chipotle Mexican Grill, Inc. Class A(2)	—	1,514	1,514
45,130	—	45,130	DreamWorks Animation SKG, Inc. Class A(2)	1,605	—	1,605
—	70,300	70,300	Expedia, Inc.(2)	—	1,684	1,684
—	14,925	14,925	ITT Educational Services, Inc.(2)	—	1,648	1,648
73,730	—	73,730	Jack in the Box, Inc.(2)	1,511	—	1,511
86,900	—	86,900	LKQ Corp.(2)	1,611	—	1,611
107,400	—	107,400	Lowe’s Cos., Inc.	2,249	—	2,249
40,070	—	40,070	McDonald’s Corp.	2,287	—	2,287
—	43,600	43,600	Panera Bread Co. Class A(2)	—	2,398	2,398
—	28,300	28,300	priceline.com, Inc.(2)	—	4,693	4,693
—	48,025	48,025	Ross Stores, Inc.	—	2,294	2,294
65,710	82,000	147,710	Yum! Brands, Inc.	2,218	2,768	4,986

				15,452	24,066	39,518

			Consumer Staples - 10.8%
—	161,850	161,850	Archer-Daniels-Midland Co.	—	4,729	4,729
41,310	104,075	145,385	Colgate-Palmolive Co.	3,151	7,939	11,090
67,260	—	67,260	CVS Caremark Corp.	2,404	—	2,404
35,560	—	35,560	General Mills, Inc.	2,289	—	2,289
—	73,650	73,650	Hansen Natural Corp.(2)	—	2,706	2,706
108,250	—	108,250	Kroger Co. (The)	2,234	—	2,234
37,750	—	37,750	PepsiCo, Inc.	2,215	—	2,215
33,330	—	33,330	Philip Morris International, Inc.	1,625	—	1,625
34,960	—	34,960	Ralcorp Holdings, Inc.(2)	2,044	—	2,044
117,300	—	117,300	Safeway, Inc.	2,313	—	2,313
—	126,425	126,425	Wal-Mart Stores, Inc.	—	6,206	6,206
—	127,650	127,650	Walgreen Co.	—	4,783	4,783

				18,275	26,363	44,638

			Energy - 5.6%
—	70,775	70,775	Exxon Mobil Corp.	—	4,856	4,856
—	44,900	44,900	National Oilwell Varco, Inc.(2)	—	1,937	1,937
—	43,600	43,600	Occidental Petroleum Corp.	—	3,418	3,418
57,770	—	57,770	Pride International, Inc.(2)	1,758	—	1,758
38,440	—	38,440	Range Resources Corp.	1,897	—	1,897

Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
Shares	Shares	Shares		Market Value	Market Value	Market Value
28,820	—	28,820	Schlumberger Ltd.	$1,718	$—	$1,718
—	60,250	60,250	Southwestern Energy Co.(2)	—	2,571	2,571
33,413	—	33,413	Transocean Ltd.(2)	2,858	—	2,858
113,110	—	113,110	Weatherford International Ltd.(2)	2,345	—	2,345

				10,576	12,782	23,358

			Financials - 7.0%
—	49,000	49,000	AFLAC, Inc.	—	2,094	2,094
10,950	7,850	18,800	BlackRock, Inc.	2,374	1,702	4,076
—	93,050	93,050	Digital Realty Trust, Inc.	—	4,253	4,253
18,790	29,500	48,290	Goldman Sachs Group, Inc. (The)	3,464	5,439	8,903
—	58,950	58,950	HCC Insurance Holdings, Inc.	—	1,612	1,612
—	141,650	141,650	Hudson City Bancorp, Inc.	—	1,863	1,863
—	15,850	15,850	IntercontinentalExchange, Inc.(2)	—	1,541	1,541
105,800	—	105,800	Invesco Ltd.	2,408	—	2,408
—	71,700	71,700	Morgan Stanley	—	2,214	2,214

				8,246	20,718	28,964

			Health Care - 16.2%
36,870	—	36,870	Abbott Laboratories	1,824	—	1,824
33,080	—	33,080	Allergan, Inc.	1,878	—	1,878
22,310	108,400	130,710	Amgen, Inc.(2)	1,344	6,529	7,873
15,060	32,500	47,560	Biogen Idec, Inc.(2)	761	1,642	2,403
110,760	—	110,760	Bristol-Myers Squibb Co.	2,494	—	2,494
51,290	—	51,290	Celgene Corp.(2)	2,867	—	2,867
—	135,100	135,100	Endo Pharmaceuticals Holdings, Inc.(2)	—	3,057	3,057
—	191,350	191,350	Forest Laboratories, Inc.(2)	—	5,633	5,633
28,140	—	28,140	Genzyme Corp.(2)	1,596	—	1,596
35,580	120,675	156,255	Gilead Sciences, Inc.(2)	1,657	5,621	7,278
—	39,650	39,650	Hospira, Inc.(2)	—	1,768	1,768
—	112,500	112,500	Illumina, Inc.(2)	—	4,781	4,781
—	43,800	43,800	Kinetic Concepts, Inc.(2)	—	1,620	1,620
—	83,175	83,175	Life Technologies Corp.(2)	—	3,872	3,872
—	18,250	18,250	Millipore Corp.(2)	—	1,284	1,284
89,500	—	89,500	Mylan, Inc.(2)	1,433	—	1,433
75,000	—	75,000	Myriad Genetics, Inc.(2)	2,055	—	2,055
65,710	—	65,710	Perrigo Co.	2,234	—	2,234
—	146,700	146,700	Schering-Plough Corp.	—	4,144	4,144
—	191,400	191,400	Watson Pharmaceuticals, Inc.(2)	—	7,013	7,013

				20,143	46,964	67,107

			Industrials - 6.5%
88,830	—	88,830	ABB Ltd. Sponsored ADR(2)	1,780	—	1,780
—	79,250	79,250	Iron Mountain, Inc.(2)	—	2,113	2,113
57,790	—	57,790	Joy Global, Inc.	2,828	—	2,828
—	38,425	38,425	Lockheed Martin Corp.	—	3,000	3,000
50,910	—	50,910	Norfolk Southern Corp.	2,195	—	2,195
—	88,300	88,300	Shaw Group, Inc. (The)(2)	—	2,834	2,834

Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
Shares	Shares	Shares		Market Value	Market Value	Market Value
24,590	—	24,590	SPX Corp.	$1,507	$—	$1,507
45,160	—	45,160	Stericycle, Inc.(2)	2,188	—	2,188
95,000	—	95,000	Timken Co. (The)	2,226	—	2,226
31,180	—	31,180	United Technologies Corp.	1,900	—	1,900
—	100,650	100,650	URS Corp.(2)	—	4,393	4,393

				14,624	12,340	26,964

			Information Technology - 36.7%
70,500	—	70,500	Adobe Systems, Inc.(2)	2,329	—	2,329
27,960	55,250	83,210	Apple, Inc.(2)	5,183	10,242	15,425
169,500	—	169,500	Applied Materials, Inc.	2,271	—	2,271
—	38,900	38,900	BMC Software, Inc.(2)	—	1,460	1,460
106,380	106,580	212,960	Broadcom Corp. Class A(2)	3,265	3,271	6,536
174,950	428,798	603,748	Cisco Systems, Inc.(2)	4,118	10,094	14,212
—	44,700	44,700	Cognizant Technology Solutions Corp. Class A(2)	—	1,728	1,728
35,000	—	35,000	CommScope, Inc.(2)	1,048	—	1,048
—	67,550	67,550	Cree, Inc.(2)	—	2,482	2,482
103,420	—	103,420	eBay, Inc.(2)	2,442	—	2,442
103,000	—	103,000	Electronic Arts, Inc.(2)	1,962	—	1,962
157,220	95,400	252,620	EMC Corp.(2)	2,679	1,626	4,305
—	190,900	190,900	F5 Networks, Inc.(2)	—	7,565	7,565
8,925	18,050	26,975	Google, Inc. Class A(2)	4,425	8,950	13,375
93,680	91,400	185,080	Hewlett-Packard Co.	4,423	4,315	8,738
30,520	—	30,520	International Business Machines Corp.	3,651	—	3,651
198,580	107,350	305,930	Marvell Technology Group Ltd.(2)	3,215	1,738	4,953
—	33,750	33,750	McAfee, Inc.(2)	—	1,478	1,478
117,700	200,375	318,075	Microsoft Corp.	3,047	5,188	8,235
—	69,100	69,100	NetApp, Inc.(2)	—	1,844	1,844
—	68,200	68,200	NeuStar, Inc. Class A(2)	—	1,541	1,541
149,470	—	149,470	Nuance Communications, Inc.(2)	2,236	—	2,236
143,100	432,300	575,400	Oracle Corp.	2,982	9,009	11,991
59,570	28,750	88,320	QUALCOMM, Inc.	2,678	1,293	3,971
—	212,200	212,200	Red Hat, Inc.(2)	—	5,865	5,865
25,680	—	25,680	Research In Motion Ltd.(2)	1,735	—	1,735
59,200	34,650	93,850	Silicon Laboratories, Inc.(2)	2,745	1,606	4,351
—	63,900	63,900	Sybase, Inc.(2)	—	2,486	2,486
—	55,350	55,350	Teradata Corp.(2)	—	1,523	1,523
—	58,950	58,950	WebMD Health Corp. Class A(2)	—	1,952	1,952
—	220,200	220,200	Western Digital Corp.(2)	—	8,044	8,044

				56,434	95,300	151,734

			Materials - 4.6%
—	112,300	112,300	Crown Holdings, Inc.(2)	—	3,055	3,055
28,310	—	28,310	FMC Corp.	1,592	—	1,592
22,090	61,500	83,590	Freeport-McMoRan Copper & Gold, Inc.(2)	1,516	4,220	5,736

Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
Shares	Shares	Shares		Market Value	Market Value	Market Value
—	47,300	47,300	Lubrizol Corp. (The)	$—	$3,380	$3,380
24,140	—	24,140	Monsanto Co.	1,868	—	1,868
90,100	—	90,100	Nalco Holding Co.	1,846	—	1,846
37,900	—	37,900	United States Steel Corp.	1,682	—	1,682

				8,504	10,655	19,159

			Telecommunication Services - 2.1%
59,870	158,950	218,820	American Tower Corp. Class A(2)	2,179	5,786	7,965
34,320	—	34,320	Neutral Tandem, Inc.(2)	781	—	781

				2,960	5,786	8,746

			Utilities - 0.5%
—	69,100	69,100	NRG Energy, Inc.	—	1,948	1,948

			TOTAL COMMON STOCKS (Identified Cost $134,044, $203,621 and $337,665)	155,214	256,922	412,136

			TOTAL LONG-TERM INVESTMENTS - 99.5% (Identified Cost $134,044, $203,621 and $337,665)	155,214	256,922	412,136

			SHORT-TERM INVESTMENTS - 1.9%
			Money Market Mutual Funds - 1.9%
280,639	7,480,001	7,760,640	State Street Institutional Liquid Reserves Fund - Institutional Shares (seven-day effective yield 0.260%)	281	7,480	7,761

			TOTAL SHORT-TERM INVESTMENTS (Identified Cost $281, $7,480 and $7,761)	281	7,480	7,761

			TOTAL INVESTMENTS - 101.4% (Identified Cost $134,325, $211,101 and $345,426)	155,495	264,402	419,897	(1)
			Other assets and liabilities, net (1.4%)	(819)	(5,015)	(5,834)

			Net Assets - 100.0%	154,676	259,387	414,063

(1)

Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $81,610, respectively and gross depreciation of $9,034, respectively for federal income tax purposes. At September 30, 2009, the aggregate cost of securities for federal income tax purposes was $347,321, respectively.

(2)	Non-income producing.

Virtus Strategic Growth Fund/Virtus Capital Growth Fund

Pro Forma Combining Statement of Assets and Liabilities

September 30, 2009 (Unaudited)

Reported in (000’s)

	Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Adjustments	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
ASSETS
Investment securities at value (Identified cost $134,325, $211,101 and $345,426)	$155,495	$264,402	—	$419,897
Cash	—	—	—	—
Receivables
Investment securities sold	5,630	1,629	—	7,259
Fund shares sold	1	2	—	3
Dividends and interest receivable	92	31	—	123
Tax reclaims	9	—	—	9
Prepaid expenses	41	33	—	74

Total assets	161,268	266,097	—	427,365

LIABILITIES
Payables
Fund shares repurchased	324	6,323	—	6,647
Investment securities purchased	6,023	—	—	6,023
Investment advisory fees	94	149	—	243
Distribution and service fees	37	57	—	94
Administration fee	10	18	—	28
Transfer agent fees and expenses	62	115	—	177
Trustees’ fee and expenses	2	4	—	6
Professional fees	26	19	—	45
Other accrued expenses	14	25	—	39

Total liabilities	6,592	6,710	—	13,302

NET ASSETS	$154,676	$259,387	—	$414,063

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$225,686	$417,621	$—	$643,307
Undistributed net investment income (loss)	(290)	(851)	—	$(1,141)
Accumulated net realized gain (loss)	(91,890)	(210,684)	—	$(302,574)
Net unrealized appreciation	21,170	53,301	—	74,471

Net Assets	$154,676	$259,387	$—	$414,063

	Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Adjustments		Virtus Strategic Growth Fund Pro Forma Combining Portfolios
CLASS A
Shares of beneficial interest outstanding, unlimited authorization (e)	18,393,131	20,223,946	12,839,762	(a)	51,456,839
Net assets	$140,802	$253,268			$394,070
Net asset value per share	$7.66	$12.52			$7.66
Offering price per share NAV/(1 - 5.75%)	$8.13	$13.28			$8.13

CLASS B
Shares of beneficial interest outstanding, unlimited authorization (e)	629,506	384,224	254,238	(a)	1,267,968
Net assets	$4,255	$4,316			$8,571
Net asset value and offering price per share	$6.76	$11.23			$6.76

CLASS C
Shares of beneficial interest outstanding, unlimited authorization (e)	827,308	147,080	119,242	(a)	1,093,630
Net assets	$5,597	$1,803			$7,400
Net asset value and offering price per share	$6.77	$12.26			$6.77

CLASS I
Shares of beneficial interest outstanding, unlimited authorization (e)	521,134	0	0		521,134
Net assets	$4,022	$0			$4,022

Net asset value and offering price per share	$7.72	$0.00			$7.72

(a)	Adjustment reflects shares issued in conversion.

See Notes to Pro Forma Financial Statements.

Virtus Strategic Growth Fund/Virtus Capital Growth Fund

Pro Forma Combining Statement of Operations

September 30, 2009 (Unaudited)

Reported in (000’s)

	Virtus Strategic Growth Fund	Virtus Capital Growth Fund	Adjustments			Virtus Strategic Growth Fund Pro Forma Combining Portfolios
INVESTMENT INCOME
Dividends	$1,303	2,631	$			$3,934
Interest	—	(15)				(15)
Security lending	—	29				29
Foreign taxes withheld	1	—				1

Total investment income	1,304	2,645		—		3,949

EXPENSES
Investment advisory fee	770	1,688		—	(a)	2,458
Service fees—Class A	249	588		—	(a)	837
Distribution and service fees—Class B	34	41		—	(a)	75
Distribution and service fees—Class C	35	18		—	(a)	53
Administration fee	93	204		1	(a)	298
Transfer agent	367	803		66	(a)	1,236
Registration	41	41		(39	)(a)	43
Printing	37	92		(17	)(a)	112
Professional	32	32		(27	)(a)	37
Custodian	12	30		(21	)(a)	21
Trustees	11	25		(2	)(a)	34
Miscellaneous	19	42		5	(a)	66
Total expenses	1,700	3,604		(34	)(a)	5,270
Less: Expenses reimbursed by investment adviser and/or administrator and distributor	—	—		—	(a)	—

Net expenses	1,700	3,604		(34	)(a)	5,270

NET INVESTMENT INCOME (LOSS)	(396)	(959)		34	(a)	(1,321)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities	(28,831)	(73,976)		—		(102,807)
Net change in unrealized appreciation (depreciation) on investments	26,712	60,347		—		87,059
Net gain (loss) on investments	(2,119)	(13,629)		—		(15,748)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,515)	$(14,588)		$34		$(17,069)

Adjustments:

(a)	Adjustments are true-ups to reflect combined fund expenses

See Notes to Pro Forma Financial Statements.

Virtus Capital Growth Fund/Virtus Strategic Growth Fund

Notes to Pro Forma Combining Financial Statements

September 30, 2009 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of the Virtus Capital Growth Fund (“Merging Fund”) into Virtus Strategic Growth Fund (“Surviving Fund”). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets and liabilities of Virtus Capital Growth Fund to Virtus Strategic Growth Fund and the subsequent liquidation of Virtus Capital Growth Fund. The accounting survivor in the proposed merger will be Virtus Strategic Growth Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Virtus Capital Growth Fund is currently operated. The Reorganization should also create better efficiencies for the portfolio management team. Virtus Investment Advisers, the advisor to the funds, will pay 100% of the costs of the reorganization.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Virtus Strategic Growth Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Virtus Strategic Growth Fund and Virtus Capital Growth Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the increase of shares of Virtus Strategic Growth Fund at September 30, 2009 in connection with the proposed reorganization. The amount of increased shares was calculated based on the net assets, as of September 30, 2009, of Virtus Capital Growth Fund (reported in 000s) of $253,268, $4,316 and $1,803, for Class A, Class B and Class C, respectively, and the net asset value of Virtus Strategic Growth Fund of $7.66, $6.76 and $6.77 for Class A, Class B, and Class C respectively. Shares of Virtus Strategic Growth Fund (reported in 000s) were increased by 12,840 for Class A, 254 for Class B and 119 for Class C in exchange for Class A, Class B, and Class C shares, respectively of Virtus Capital Growth Fund. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued from Virtus Capital Growth Fund shareholders.

3. Pro Forma Operations

Pro Forma operating expenses are based on actual expenses of Virtus Capital Growth Fund and Virtus Strategic Growth Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and administration fees have been calculated for the combined Funds based on the fee schedule in effect for Virtus Strategic Growth Fund at the combined level of average net assets for the period ended September 30, 2009.

4. Portfolio Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

The funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3—prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table provides a summary of inputs used to value the Fund’s net assets as of September 30, 2009 ($ reporting in thousands). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	Total Value at September 30, 2009	Level 1- Quoted Prices
Investments in Securities:
Capital Growth Fund
Equity Securities:
Common Stock	$256,922	$256,922
Short-Term Investments	7,480	7,480

Total Investments	$264,402	$264,402

Strategic Growth Fund
Equity Securities:
Common Stock	$155,214	$155,214
Short-Term Investments	281	281

Total Investments	$155,495	$155,495

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

5. Compliance

As of September 30, 2009, the Merging Fund complies with the investment restrictions in the prospectus and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code (“IRC”). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. Federal Income Tax Information (reported in 000’s)

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date	Acquiring Fund Virtus Strategic Growth Fund	Target fund Virtus Capital Growth Fund
2010	$39,493	$97,731
2011	$13,554	$15,274
2012	$329	$0
2013	$0	$0
2014	$686	$0
2015	$0	$0
2016	$0	$4,365
2017	$15,188	$25,431
Total	$69,250	$142,801

The Funds may not realize the benefit of these losses to the extent the Surviving Fund does not realize gains on investments prior to the expiration of the capital loss carryover.

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